UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

BRIGHTPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-12845	35-1778566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7635 Interactive Way, Suite 200, Indianapolis, Indiana		46278
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code(317) 707-2355

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On April 26, 2012, Brightpoint, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2012.

In the release, the Company has provided income from continuing operations and income from continuing operations per share on both a U.S. GAAP basis and on an as adjusted non-GAAP basis because the Company’s management believes it provides meaningful information to investors. Among other things, it may assist investors in evaluating the Company’s on-going operations. Adjustments to earnings per share from continuing operations generally include certain non-cash charges such as stock based compensation and amortization of acquired finite lived intangible assets as well as other items such as restructuring charges. The Company considers these items unrelated to its core operating performance, and believes that use of this non-GAAP measure allows comparison of operating results that are consistent over time. The specific items excluded with respect to our first quarter of 2012 non-GAAP income from continuing operations per share are stock-based compensation expense, amortization expense and restructuring charge (all net of any estimated income tax effect). Non-GAAP income from continuing operations per share is calculated by dividing non-GAAP income from continuing operations by non-GAAP weighted average common shares outstanding (diluted). For purposes of calculating non-GAAP income from continuing operations per share, we add back certain shares presumed to be repurchased under the U.S. GAAP treasury stock method related to stock based compensation expense. We believe these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. Management uses these non-GAAP measures internally to evaluate the performance of the business and to evaluate results relative to incentive compensation targets for certain employees. Investors should consider non-GAAP measures in addition to, not as a substitute for, or as superior to measures of financial performance prepared in accordance with U.S. GAAP.

The Non-GAAP adjustments for the three months ended March 31, 2012 and March 31, 2011 are set forth in the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, nor shall it be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. Financial Statements and Exhibits.

Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release of Brightpoint, Inc. regarding First Quarter Ended March 31, 2012 Financial Results dated April 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC. (Registrant)

By:	/s/ Vincent Donargo
Vincent Donargo
Executive Vice President, Chief Financial Officer and Treasurer

Date: April 26, 2012